Net Loss Per Share	9 Months Ended
Sep. 30, 2013
Net Loss Per Share
Net Loss Per Share

8. Net Loss Per Share

        The following common stock equivalents were excluded from the calculation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Outstanding stock options	3,667	3,352	3,690	3,232
Common stock warrants	881	884	874	884
Preferred stock	16,658	18,166	17,609	18,166
Preferred stock warrants	130	248	152	248

	21,336	22,650	22,325	22,530